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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              HEALTHTRONICS, INC.
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             (Exact Name of registrant as Specified in its Charter)


       GEORGIA                                                  58-2210668
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(State of Incorporation                                        (IRS Employee
    or Organization)                                         Identification No.)

425 FRANKLIN ROAD, SUITE 545, MARIETTA, GEORGIA                     30067
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(Address of principal Executive Offices)                          (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-66977.

     Securities to be registered pursuant to Section 12(b) of the Act:

             Title of Each Class            Name of Each Exchange On Which
             To be so Registered            Each Class is to be Registered
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         Common Stock (no par value)                 NASDAQ NMS

     Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.

(This description is contained in Registrant's Pre-Effective Amendment Number One to Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on January 26, 1999 [SEC File Number 333-66977].)

ITEM 2. EXHIBITS.

     List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on November 9, 1998 and in Pre-Effective Amendment Number One to Registrant's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on January 26, 1999 [SEC File Number 333-66977].)

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          HEALTHTRONICS, INC.
                                          (REGISTRANT)

                                          By:       /s/ ROY S. BROWN
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                                                        Roy S. Brown
                                                         PRESIDENT

DATE: APRIL 5, 1999

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